Investor Presentation Q1 2026 As of May 7, 2026

All information in this presentation is as of May 7, 2026. Forward-Looking Statements Certain statements included in this presentation are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1996, as amended. Forward-looking statements are statements other than statements about historical fact. The forward looking statements in this presentation include, but are not limited to, statements regarding 2026 guidance, including guidance for revenue and Adjusted EBITDA; net revenue reaching a trough in the first quarter; sequential revenue improvement in each of the remaining three quarters of 2026; continued stabilization of the ecommerce platform and improving customer experience metrics; and a measured re-acceleration of customer acquisition investment. These forward-looking statements are subject to a number of risks and uncertainties, and you should not rely upon the forward-looking statements as predictions of future events. The future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Grove cannot guarantee that future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. Except as required by law, Grove disclaims any obligation to update these forward-looking statements to reflect future events or circumstances. The forward-looking statements are subject to a number of risks and uncertainties, including: potential disruptions relating to Grove’s technology platform transition to third parties, changes in business, market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial information; Grove’s ability to successfully expand its business; competition; risks relating to inflation and interest rates; risks relating to the technology platform transition and those factors discussed in documents of Grove filed, or to be filed, with the U.S. Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. These forward-looking statements should not be relied upon as representing Grove’s assessments as of any date subsequent to the date of this presentation. See Risk Factors in our Form 10-K filed May 7, 2026. Non-GAAP Information Grove uses certain non-GAAP measures in this presentation including Adjusted EBITDA. Grove believes the presentation of its non-GAAP financial measures enhances investors' overall understanding of the company's historical financial performance. The presentation of the company's non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the company's financial results prepared in accordance with GAAP, and the company's non-GAAP measures may be different from non-GAAP measures used by other companies. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures, may be found in the Appendix at the end of this presentation. Safe Harbor Statement/Non-GAAP Measures home, family, planet, healthier. Your

Grove’s transformation fuels momentum for future growth Strategic Pillars - First Quarter Summary Sustainable Profitability ➔ Delivered $0.3M Adjusted EBITDA at the expected revenue trough, second consecutive quarter of positive Adjusted EBITDA, demonstrating structural cost improvements are holding ➔ Gross margin expanded 180bps year-over-year to 54.8%, driven by Grove Green Rewards enabling a structural shift away from broad promotional discounting to rewards-based promos Balance Sheet Strength ➔ Ended the quarter with $10.4M in cash, cash equivalents, and restricted cash ➔ Operating cash flow was negative $0.7 million, primarily reflecting an increase in inventory during the period Revenue Growth ➔ Net Revenue of $36.2M, down 16.8% year-over-year, but ahead of expectations; Q1 represents the expected trough with sequential growth expected each quarter through year-end ➔ Redesigned mobile app launched in February; subscription experience revamp on track for Q2 ➔ Early repeat order rates among recent cohorts tracking at pre-migration levels, signaling the customer experience is recovering and supporting a measured re-acceleration of advertising investment Environmental & Human Health Leadership ➔ Onboarded a Chief Medical Advisor, anchoring Grove's Human Health Worldview in clinical credibility ➔ Expanded ingredient standards to 10,000+ banned or restricted substances, including 3,000+ outright banned across every category carried, the most stringent standard that we know of in the space

MEASURING OUR IMPACT Q1 2026 Financial results

Q1 2026 Financial Results ADJUSTED EBITDA GROSS MARGIN NET REVENUE $36.2M -16.8% vs. LY -14.6% vs. Q4 25 54.8% +180 bps vs. LY $0.3M, 0.8% +$1.9M, +450 bps vs. LY -$0.7M +$6.2M vs. LYOPERATING CASH FLOW Net Revenue decline driven by smaller active customer base associated with ecommerce platform migration issues in 2025 and lower advertising spend Gross Margin expansion driven by targeted promotions following the launch of Grove Green Rewards loyalty program in Q4 2025 Adjusted EBITDA improvement reflects gross margin expansion and lower operating expenses Operating Cash Flow primarily reflects an increase in inventory to support ongoing operational execution

Cost Discipline and Structural Changes are Driving Sustainable Profitability Adjusted EBITDA ($M) Delivered second straight quarter of positive Adjusted EBITDA, even at expected revenue trough

Cash Flow Improvements Reflecting Continued Operational Discipline Operating Cash Flow ($M) Lease termination (one-time) and interest payments Larger net loss and one-time items that did not reoccur

Sustained Structural Gross Margin Improvements vs 2022 GAAP Gross Margin Structural margin improvements continue to flow through P&L

Q1 Marks the Expected Revenue Trough with Sequential Improvement Expected Through 2026 Quarterly Net Revenue ($M) Q4-2025 includes $2.9M revenue from one-time QVC TSV Advertising pullback in Q4-2025 (-65% Y/Y) and Q1-2026 (-59%) i i ll i ( ) ( ) Measured increase in advertising investment, and improved repeat order rates from platform improvements Reflects measured increase in advertising investment, and expected sustained improved repeat order rates from platform improvements

11 Financial outlook Net Revenue ➔ The Company now expects full-year Net Revenue of approximately $142.5 million to $152.5 million, raised from the prior range of $140 million to $150 million. ➔ First quarter 2026 net revenue represented the expected trough for the year. Grove expects sequential revenue improvement in each of the remaining three quarters of 2026 reflecting continued disciplined advertising investment, driven by continued stabilization of the ecommerce platform and improving customer experience metrics. Adjusted EBITDA ➔ Full year 2026 Adjusted EBITDA is expected to be breakeven to positive low single digit millions, raised from the prior range of approximately breakeven. 2026 Guidance

CONFIDENTIAL Supplemental

Balance Sheet and Cash Balance Sheet Cash & Debt Mar 31, 2026 Dec 31, 2025 Ending Cash, Cash Equivalents & Restricted Cash $10.4 million $11.8 million Outstanding Debt $7.5 million ABL $7.5 million ABL ABL Availability $1.7 million $1.1 million

Jason Buursma VP, Marketing Jennifer Pann VP, Merchandising & E-Commerce Terrance Underwood VP, Fulfillment Operations Keith Davey CTO Jeff Yurcisin CEO Tom Siragusa CFO Scott Giesler Chief Legal Officer 14 Leadership Team With Depth of Ecommerce Experience to Execute

Appendix

Adjusted EBITDA Reconciliation - Quarterly

Reconciliation of Net (Loss) Income to Adjusted EBITDA[1]	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Net Loss	($47.4)	($35.3)	$7.7	($12.7)	($13.1)	($10.9)	($9.8)	($9.5)	($3.4)	($10.1)	($1.3)	($12.6)	($3.5)	($3.6)	($3.0)	($1.6)	($1.0)
Stock-Based Compensation	$4.5	$20.1	$9.8	$11.3	$4.9	$4.9	$2.1	$3.6	$3.1	$3.4	$2.8	$2.7	$1.0	$1.4	$1.1	$0.8	$0.8
Depreciation and Amortization	$1.4	$1.5	$1.4	$1.4	$1.4	$1.4	$1.5	$1.5	$2.2	$2.4	$2.8	$2.4	$0.4	$0.5	$0.4	$0.4	$0.4
Changes in Fair Value of Derivative Liabilities	($1.9)	($16.2)	($32.6)	($22.4)	$0.3	($1.7)	$2.7	($1.5)	($0.2)	$0.0	($7.8)	($1.9)	($0.1)	($0.1)	$0.0	($0.2)	($0.1)
Transaction Costs Allocated to Derivative Liabilities upon Business Combination	—	$6.7	$0.2	—	($3.7)	—	—	—	—	—	—	—	—	—	—	—	—
Interest Income	($0.0)	($0.1)	($0.2)	($0.5)	($0.4)	($1.0)	($1.2)	($1.1)	($1.1)	($1.0)	($0.6)	($0.4)	($0.2)	($0.1)	($0.1)	($0.1)	($0.1)
Interest Expense	$2.1	$2.3	$2.5	$2.8	$3.7	$4.0	$4.1	$4.2	$4.1	$4.1	$2.9	$1.6	$0.3	$0.3	$0.3	$0.3	$0.3
Restructuring Expenses	$1.6	—	$1.4	$5.9	$0.0	$0.6	—	$3.2	($2.9)	$2.2	$1.2	$1.6	—	—	—	$1.9	—
Transaction related Costs	—	—	—	—	—	—	—	—	—	—	—	—	$0.6	$0.7	—	—	—
Loss on Extinguishment of Debt	—	—	—	$4.7	—	—	—	—	—	—	—	$5.0	—	—	—	—	—
Provision for Income Taxes	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Litigation and legal settlement expenses	—	—	—	—	—	—	$0.7	($0.2)	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	**($39.7)**	**($21.1)**	**($9.6)**	**($9.5)**	**($6.8)**	**($2.6)**	**$0.2**	**$0.1**	**$1.9**	**$1.1**	**($0.0)**	**($1.6)**	**($1.6)**	**($0.9)**	**($1.2)**	**$1.6**	**$0.3**

$MM [1]

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